                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                   MARCH 1997
                             PAYMENT April 15, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                              CUSIP#              393534AA0
                                              Trust Account #     33-31829-0
                                              Distribution Date:  April 15, 1997

                                                                      PER $1,000
SECURITIZED NET INTEREST MARGIN CERTIFICATES                           ORIGINAL
--------------------------------------------                          ----------

1.  Amount Available                                  6,115,352.92
    Interest

2.  Aggregate Interest                                1,501,590.10    2.95588602

3.  Amount Applied to:
    (a)  accrued but unpaid Interest

4.  Remaining:
    (a)  accrued but unpaid Interest                  1,501,590.10

5.  Monthly Interest

Principal

6.  Current month's principal
    distribution                                      4,613,762.82    9.08221028

7.  Remaining outstanding principal
    balance                                         256,532,341.97   504.9849251
    Pool Factor                                          .50498493

8.  Present value of the projected remaining
    aggregate cashflows of the Finance I Assets
    and the Residual Assets, as of the immediately
    preceding Distribution Date                     369,293,594.14**

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                   MARCH 1997
                             PAYMENT April 15, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                              CUSIP#              393534AA0
                                              Trust Account #     33-31829-0
                                              Distribution Date:  April 15, 1997

SECURITIZED NET INTEREST MARGIN                                      PER $1,000
CERTIFICATES                                                          ORIGINAL
-------------------------------                                    -------------
9.   Aggregate amount on deposit in
     reserve funds:
     (i)   attributable to the Residual
           Assets                                                  75,078,921.23
     (ii)  attributable to this
           securitization                                          23,547,779.96

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                                                3,209,024.66

11.  Weighted average CPR                                                 13.23%

12.  Weighted average CDR                                                  2.77%

13.  Annualized net loss percentage                                        1.43%

14.  Delinquency  30-59 day                                                 .68%
                  60-89 day                                                0.22%
                  90+ day                                                  0.50%
                  Total 30+                                                1.40%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-A
MARCH 1997
PAYMENT April 15, 1997

                                           Fee Assets
                   -----------------------------------------------------------
                     Guarantee    GNMA      Excess      Inside     Fee Asset
                       Fees      Excess   Servicing      Refi         Total
                   ------------  ------  ------------  ---------  ------------
MaHCS 1987-A          19,258.03              6,744.41     928.64     26,931.08
MaHCS 1987-B          48,629.43             17,682.27     430.31     66,742.01
MLMI 1987B            32,869.65              4,590.61     880.72     38,340.98
MLMI 1987C            38,496.21              8,054.08     854.57     47,404.86
MLMI 1988E            59,309.66              8,010.02   1,298.93     68,618.61
MLMI 1988H                                   7,906.80                 7,906.80
MLMI 1988Q                                  12,201.32                12,201.32
MLMI 1988X                                   9,339.35                 9,339.35
MLMI 1989B                                   5,509.15                 5,509.15
MLMI 1989D                                  11,149.94                11,149.94
MLMI 1989F            10,354.08             15,976.16   5,002.59     31,332.83
MLMI 1989H            27,577.50             13,830.44   6,372.65     47,780.59
MLMI 1990B                                   9,129.29   1,680.10     10,809.39
MLMI 1990D            79,691.57             13,166.61   2,899.40     95,757.58
MLMI 1990G            36,694.87             15,923.10   1,795.56     54,413.53
MLMI 1990I
MLMI 1991B                                  12,007.36                12,007.36
MLMI 1991D                                  10,630.47                10,630.47
MLMI 1991G                                  24,381.60                24,381.60
MLMI 1991I                                  25,776.76                25,776.76
MLMI 1992B                                  85,356.33                85,356.33
MLMI 1992D                                  43,956.69                43,956.69
GTFC 1992-1          222,284.37             54,287.45  21,485.11    298,056.93
GTFC 1992-2          177,899.98             66,741.84   3,068.98    247,710.80
GTFC 1993-1          229,735.99             60,922.44  17,339.15    307,997.58
GTFC 1993-2          449,846.59            117,350.13   7,429.65    574,626.37
GTFC 1993-3          821,552.83            178,831.91  17,186.15  1,017,570.89
GTFC 1993-4                 .00            204,792.69               204,792.69
                   -----------------------------------------------------------
Conventional       2,254,200.76          1,044,249.22  88,652.51  3,387,102.49

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                   MARCH 1997
                             PAYMENT April 15, 1997



GNMA Servicing Fees                 2,366,790.28     57,465.72     2,424,256.00
FHA Payment                          (779,004.19)                   (779,004.19)
Servicing                            (394,670.61)                   (394,670.61)
Prepayment shortfalls                (123,194.63)                   (123,194.63)
Liquidation Losses                    (91,988.41)                    (91,988.41)
                                    -------------------------------------------
GNMA                                  977,932.44     57,465.72     1,035,398.16

Total amount of Guarantee Fees, GNMA Excess Spread, Excess
  Servicing Fees, and Inside Refinance Payments                     4,442,500.65

Payment on Finance 1 Note                                           4,442,500.65

Allocable to Interest (current)                                       709,822.22

Allocable to accrued but unpaid Interest                                     .00

Accrued and unpaid Trustee Fees                                              .00

Allocable to Principal                                              3,712,678.43

Finance 1 Note Principal Balance                                  119,734,664.11

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                   MARCH 1997
                             PAYMENT April 15, 1997

                                        Inside
                      Residual           Refi            Total
                    ------------      ----------      ------------
MaHCS 1987-A                 .00                               .00
MaHCS 1987-B                 .00                               .00
MLMI 1987B                   .00                               .00
MLMI 1987C                   .00                               .00
MLMI 1988E                   .00                               .00
MLMI 1988H             15,589.33        1,104.79         16,694.12
MLMI 1988Q                   .00        1,826.24          1,826.24
MLMI 1988x             37,706.17          691.31         38,397.48
MLMI 1989B             12,144.96        1,800.97         13,945.93
MLMI 1989D                   .00        1,336.00          1,336.00
MLMI 1989F                   .00                               .00
MLMI 1989H                   .00                               .00
MLMI 1990B                   .00                               .00
MLMI 1990D                   .00                               .00
MLMI 1990G                   .00                               .00
MLMI 1990I                   .00       16,020.31         16,020.31
MLMI 1991B             42,568.19       18,603.65         61,171.84
MLMI 1991D                   .00        6,057.54          6,057.54
MLMI 1991G            113,836.11       32,164.56        146,000.67
MLMI 1991I            100,154.08       12,940.34        113,094.42
MLMI 1992B            526,807.01       41,135.17        567,942.18
MLMI 1992D             96,264.42       61,466.48        157,730.90
GTFC 1992-1                  .00                               .00
GTFC 1992-2                  .00                               .00
GTFC 1993-1                  .00                               .00
GTFC 1993-2                  .00                               .00
GTFC 1993-3                  .00                               .00
GTFC 1993-4           538,028.51       14,606.13        552,634.64
                    ----------------------------------------------
                    1,483,098.78      209,753.49      1,692,852.27

Total Residual and
 Inside Refinance
 Payments                                             1,692,852.27
                                                      ------------